MITCHELL HUTCHINS SERIES TRUST--MONEY MARKET PORTFOLIO        SEMIANNUAL REPORT


August 15, 2000

Dear Contract Owner,

We are pleased to present you with the semiannual report for Mitchell Hutchins Series Trust--Money Market Portfolio (the "Portfolio") for the six-month period ended June 30, 2000.


MARKET REVIEW
--------------------------------------------------------------------------------

[GRAPHIC]
During this six-month period, all eyes pointed toward the Federal Reserve as three rate hikes in February, March and May totaling 1% during the period raised the Federal Funds rate to 6.5% in an attempt to slow down the economy. A tight labor market remained a concern, as did escalating gasoline prices and a gross domestic product (GDP) annual growth rate of 5.5% during the first quarter. However, GDP is expected to slow to around 3.5% annually by year-end and other signs, including slowing housing starts, signal that the economy may be cooling or feeling the effects of the Federal Reserve's previous tightening moves.

The U.S. Treasury's announcement in January to buy back $30 billion in Treasury debt during 2000 continued to drive down the yield on the 30-year Treasury, causing a dramatic yield curve inversion and creating only a 50 basis-point difference between two-year notes and the 30-year bond. (A basis point equals 1/100th of one percent.) The long bond began the period with a yield of 6.48% and closed with a yield of 5.90%. The yield on 90-day Treasury bills closed at 5.86%, a difference of only four basis points



PORTFOLIO REVIEW
--------------------------------------------------------------------------------


PERFORMANCE AND CHARACTERISTICS(1)          6/30/00            12/31/99
--------------------------------------------------------------------------------
7-Day Current Yield                          5.04%               2.86%
Weighted Average Maturity                    12 days             29 days
Net Assets ($mm)                             $3.66               $5.59
--------------------------------------------------------------------------------


A shift within the Portfolio to a shorter weighted average maturity benefited the Portfolio as interest rates rose throughout the period. As questions surrounded agency bonds and general uncertainty continued as the red-hot economy created volatility in the equities markets, we continued to emphasize the highest quality debt instruments among our holdings.




(1) Yields will vary.

SEMIANNUAL REPORT


SECTOR ALLOCATION*                          6/30/00            12/31/99
--------------------------------------------------------------------------------
Commercial Paper                             58.7%               27.9%
U.S. Government/Agency                       41.4                49.6
Certificates of Deposit                       0.0                10.7
Bank Notes                                    0.0                 9.0
Short-Term Corporate Obligations              0.0                 3.6
Mutual Funds                                  1.8                 0.0
Liabilities in excess of other assets        -1.9                -0.8
--------------------------------------------------------------------------------
Total                                       100.0               100.0


OUTLOOK
--------------------------------------------------------------------------------
One more Fed Fund hike before year-end can't be discounted despite signs that the belt-tightening has begun to slow growth. If moderate growth is sustained, however, we expect that much of the uncertainty in the debt market will subside. The obstacles that could change this outlook are a continued tight labor market, where increased costs to employers could leak into general inflation rate increases, and gasoline prices, which at this writing seem to have peaked and begun a slow descent.


We believe a drop in rates across the yield curve will occur if the economy slows as expected, and that rates will stabilize if GDP slows to 3.5% annually for 2000 and 3.0% annually for 2001.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,


/s/ Margo Alexander                  /s/ Brian M. Storms

MARGO ALEXANDER                      BRIAN M. STORMS
Chairman and                         President and
Chief Executive Officer              Chief Operating Officer
Mitchell Hutchins                    Mitchell Hutchins
Asset Management Inc.                Asset Management Inc.





     This letter is intended to assist shareholders in understanding how the Portfolio performed during the six-month period ended June 30, 2000, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances.

   * Weightings represent percentages of net assets as of the dates indicated. The Portfolio is actively managed and its composition will vary over time.

MITCHELL HUTCHINS SERIES TRUST--MONEY MARKET PORTFOLIO


STATEMENT OF NET ASSETS                                 JUNE 30, 2000(UNAUDITED)


 PRINCIPAL
  AMOUNT                                                             MATURITY            INTEREST
   (000)                                                               DATES               RATES            VALUE
-----------                                                          --------            --------         ----------
U.S. GOVERNMENT AGENCY OBLIGATIONS--41.43%
$    858   Federal Home Loan Bank ............................ 07/03/00 to 07/26/00    6.470 to 6.570%    $  855,623
     660  Federal Home Loan Mortgage Corp. ...................       07/06/00          6.410 to 6.480        659,411
                                                                                                          ----------
Total U.S. Government Agency Obligations (cost--$1,515,034)                                                1,515,034
                                                                                                          ----------

COMMERICAL PAPER@--58.67%
ASSET BACKED-AUTO & TRUCK--2.72%
     100  New Center Asset Trust .............................       07/26/00               6.560             99,544
                                                                                                          ----------

AUTO & TRUCK--5.46%
     100  Ford Motor Credit Corp. ............................       07/06/00               6.800             99,905
     100  PACCAR Financial Corp. .............................       07/21/00               6.650             99,631
                                                                                                          ----------
                                                                                                             199,536
                                                                                                          ----------

BANKING-DOMESTIC--2.72%
     100  J.P. Morgan & Co., Inc. ............................       07/25/00               6.530             99,565
                                                                                                          ----------

BANKING-FOREIGN--2.73%
     100  Halifax PLC ........................................       07/12/00               6.750             99,794
                                                                                                          ----------

BROKER-DEALER--5.46%
     100  Goldman Sachs Group Inc. ...........................       07/18/00               6.560             99,690
     100  Merrill Lynch & Co., Inc. ..........................       07/06/00               6.550             99,909
                                                                                                          ----------
                                                                                                             199,599
                                                                                                          ----------

COMPUTERS--4.10%
     150  IBM Credit Corp. ...................................       07/07/00               6.530            149,837
                                                                                                          ----------

FINANCE-CONDUIT--2.73%
     100  UBS Finance LLC ....................................       07/05/00               6.920             99,923
                                                                                                          ----------

FINANCE-CONSUMER--2.73%
     100  Household Finance Corp. ............................       07/12/00               6.610             99,798
                                                                                                          ----------

FINANCE-RETAIL--2.73%
     100  American Express Credit Co. ........................       07/06/00               6.480             99,910
                                                                                                          ----------

FINANCE-SUBSIDIARY--3.38%
     124  Pitney Bowes Credit Corp. ..........................       07/10/00               6.670            123,793
                                                                                                          ----------

FOOD, BEVERAGE & TOBACCO--8.18%
     100  Campbell Soup Co. ..................................       07/10/00               6.550             99,836
     100  General Mills Inc. .................................       07/11/00               6.500             99,819
     100  Heinz, H.J. Co. ....................................       07/27/00               6.500             99,531
                                                                                                          ----------
                                                                                                             299,186
                                                                                                          ----------
INSURANCE--2.73%
     100  Prudential Funding Corp. ...........................       07/17/00               6.530             99,710
                                                                                                          ----------

MITCHELL HUTCHINS SERIES TRUST--MONEY MARKET PORTFOLIO


 PRINCIPAL
  AMOUNT                                                             MATURITY            INTEREST
   (000)                                                               DATES               RATES            VALUE
-----------                                                          --------            --------         ----------
COMMERCIAL PAPER--(CONCLUDED)
MANUFACTURING-DIVERSIFIED--2.73%
$    100  Honeywell International Inc. .......................       07/05/00               6.520%        $   99,928
                                                                                                          ----------

TELECOMMUNICATIONS--10.27%
     100  American Telephone & Telegraph .....................       07/10/00               6.670             99,833
     154  Bell Atlantic Network Funding Corp. ................       07/03/00               6.500            153,945
     122  Lucent Technologies Inc. ...........................       07/11/00               6.520            121,779
                                                                                                          ----------
                                                                                                             375,557
                                                                                                          ----------
Total Commercial Paper (cost--$2,145,680)                                                                  2,145,680
                                                                                                          ----------



 NUMBER OF
  SHARES
   (000)
 ---------
MUTUAL FUNDS--1.77%
      65  AIM Liquid Assets Portfolio   (cost--$64,847) ......       07/03/00               6.630             64,847
                                                                                                          ----------
TOTAL INVESTMENTS (cost--$3,725,561 which approximates cost for federal income tax purposes)--101.87% ...  3,725,561
Liabilities in excess of other assets--(1.87)% ..........................................................    (68,410)
                                                                                                          ----------
Net Assets (applicable to 3,663,937 shares of beneficial interest outstanding at $1.00 per share)--100.00% ...................................................................................... $3,657,151
                                                                                                          ==========

-------------------
@  Interest rates shown are discount rates at date of purchase.

                       Weighted Average Maturity--12 Days








                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--MONEY MARKET PORTFOLIO


STATEMENT OF OPERATIONS

                                                                                                FOR THE SIX
                                                                                                MONTHS ENDED
                                                                                                JUNE 30, 2000
                                                                                                 (UNAUDITED)
                                                                                               ---------------
INVESTMENT INCOME:
Interest ....................................................................................  $       155,107
                                                                                               ---------------

EXPENSES:
Investment advisory and administration ......................................................           12,925
Legal and audit .............................................................................           17,098
Reports and notices to shareholders .........................................................            9,923
Trustees' fees ..............................................................................            3,750
Custody and accounting ......................................................................            1,266
Transfer agency fees and related service expenses ...........................................              750
Other expenses ..............................................................................            2,988
                                                                                               ---------------
                                                                                                        48,700
                                                                                               ---------------
Net investment income .......................................................................          106,407
                                                                                               ---------------

NET REALIZED GAINS FROM INVESTMENT TRANSACTIONS .............................................              497
                                                                                               ---------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ........................................  $       106,904
                                                                                               ===============

STATEMENT OF CHANGES IN NET ASSETS


                                                                               FOR THE SIX
                                                                               MONTHS ENDED        FOR THE YEAR
                                                                               JUNE 30, 2000           ENDED
                                                                                (UNAUDITED)      DECEMBER 31, 1999
                                                                               -------------     -----------------
FROM OPERATIONS:
Net investment income .......................................................  $     106,407     $         250,831
Net realized gains from investment transactions .............................            497                 1,497
                                                                               -------------     -----------------
Net increase in net assets resulting from operations ........................        106,904               252,328
                                                                               -------------     -----------------

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income .......................................................       (106,407)             (250,831)
                                                                               -------------     -----------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net decrease in net assets from beneficial interest transactions ............     (1,933,299)           (3,993,829)
                                                                               -------------     -----------------
Net decrease in net assets ..................................................     (1,932,802)           (3,992,332)
NET ASSETS:
Beginning of period .........................................................      5,589,953             9,582,285
                                                                               -------------     -----------------
End of period ...............................................................  $   3,657,151     $       5,589,953
                                                                               =============     =================


                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)


ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    Mitchell Hutchins Series Trust -- Money Market Portfolio (the "Portfolio") is a diversified Portfolio of Mitchell Hutchins Series Trust (the "Fund"), which is organized under Massachusetts law by a Declaration of Trust dated November 21, 1986 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering thirteen Portfolios. Shares of the Portfolio are offered to insurance company separate accounts which fund certain variable contracts.

   The Fund accounts separately for the assets, liabilities and operations for each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

   The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

   VALUATION AND ACCOUNTING FOR INVESTMENTS AND INVESTMENT INCOME--Investments are valued at amortized cost which approximates market value, unless the Fund's Board of Trustees determines that this does not represent fair value. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

   REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), a wholly owned subsidiary of Paine Webber Group Inc. ("PW Group") and investment adviser and administrator of the Portfolio.

   DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex -dividend date. The amount of dividends and distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

   The ability of the issuers of the debt securities held by the Portfolio to meet their obligations may be affected by economic developments, including those particular to a specific industry or region.

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)


INVESTMENT ADVISER AND ADMINISTRATOR

   The Fund's Board of Trustees has approved an investment advisory and administration contract with Mitchell Hutchins. In accordance with the Advisory Contract the Portfolio pays Mitchell Hutchins an investment advisory and administration fee, which is accrued daily and payable monthly at an annual rate of 0.50% of the Portfolio's average daily net assets. At June 30, 2000, the Portfolio owed Mitchell Hutchins $1,538 in investment advisory and administration fees.

   On July 12, 2000, PW Group and UBS AG ("UBS") announced that they had entered into an agreement and plan of merger under which PW Group will merge into a wholly owned subsidiary of UBS. If all required approvals are obtained and the required conditions are satisfied, PW Group and UBS expect to complete the transaction in the fourth quarter of 2000. UBS, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry.

OTHER LIABILITIES

   At June 30, 2000, the amount payable for dividends aggregate $14,663.

FEDERAL TAX STATUS

   The Portfolio intends to distribute all of its taxable income and to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required.

   At December 31, 1999, the Portfolio had a net capital loss carryforward of $8,882 which is available as a reduction, to the extent provided in the regulations, of any future net capital gains realized before the end of fiscal year 2002. To the extent that the losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

SHARES OF BENEFICIAL INTEREST

   There was an unlimited amount of $0.001 par value beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:


                                               FOR THE SIX       FOR THE YEAR
                                              MONTHS ENDED           ENDED
                                              JUNE 30, 2000    DECEMBER 31, 1999
                                              -------------    -----------------
Shares sold ................................      2,643,658            4,567,891
Shares redeemed ............................     (4,685,689)          (8,826,947)
Dividends reinvested .......................        108,732              265,227
                                              -------------    -----------------
Net decrease in shares outstanding .........     (1,933,299)          (3,993,829)
                                              =============    =================

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)


MONEY MARKET FUND BOND

   Effective September 30, 1999, the Portfolio obtained an insurance bond that provides limited coverage for certain loss events involving money market instruments held by the Portfolio. These loss events include non-payment of principal or interest or a bankruptcy or insolvency of the issuer or credit enhancement provider (if any). The insurance bond provides for coverage up to $200 million for a number of funds with a deductible of 10 basis points (0.10%) of the total assets of the Portfolio for First Tier Securities and 50 basis points (0.50%) of the total assets of the Portfolio for Second Tier Securities, in each case determined as of the close of business on the first business day prior to the loss event. In the event of a loss covered under the bond, the Portfolio would expect to retain the security in its portfolio, rather than having to sell it at its current market value, until the date of payment of the loss, which is generally no later that the maturity of the security. While the policy is intended to provide some protection against credit risk and to help the Portfolio maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so. For the period January 1, 2000 to June 30, 2000, the Portfolio did not use the insurance bond.

MITCHELL HUTCHINS SERIES TRUST--MONEY MARKET PORTFOLIO



FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:


                                               FOR THE SIX
                                              MONTHS ENDED                   FOR THE YEARS ENDED DECEMBER 31,
                                              JUNE 30, 2000     ----------------------------------------------------------
                                               (UNAUDITED)        1999         1998        1997        1996        1995
                                              -------------     -------      -------     -------     --------     --------
Net asset value, beginning of period...........  $  1.00        $  1.00      $  1.00     $  1.00     $   1.00     $   1.00
                                                 -------        -------      -------     -------     --------     --------

Net investment income..........................     0.02           0.03         0.04        0.04         0.04         0.05
                                                 -------        -------      -------     -------     --------     --------

Dividends from net investment income...........    (0.02)         (0.03)       (0.04)      (0.04)       (0.04)       (0.05)
                                                 -------        -------      -------     -------     --------     --------

Net asset value, end of period.................  $  1.00        $  1.00      $  1.00     $  1.00     $   1.00 $       1.00
                                                 -------        -------      -------     -------     --------     --------

Total investment return(1).....................     2.08%*         3.55%        4.51%       4.53%        4.32%        5.22%
                                                 =======        =======      =======     =======     ========     ========

Ratios/Supplemental Data:

Net assets, end of period (000's)..............  $ 3,657        $ 5,590      $ 9,582     $ 8,906     $ 12,287     $ 21,974

Expenses to average net assets.................     1.88%*         1.64%        1.15%       1.22%        1.17%        0.79%

Net investment income to average net assets....     4.11%*         3.52%        4.42%       4.43%        4.27%        5.23%

--------------------

*    Annualized.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year has not been annualized.

                        -C-2000 PaineWebber Incorporated
                              All rights reserved.
                                   Member SIPC



--------------------------------------------------------------------------------
SEMIANNUAL REPORT

MITCHELL
HUTCHINS SERIES
TRUST



MONEY MARKET
PORTFOLIO








JUNE 30, 2000